UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 3, 2012

Z TRIM HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Illinois	000-27841	36-4197173
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

1011 Campus Drive Mundelein, IL 60060 (Address of principal executive offices)		60060 (Zip code)
Registrant’s telephone number, including area code: (847) 549-6002
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Shareholders of Z Trim Holdings, Inc. (the “Company”) on December 3, 2012 (the “Annual Meeting”), the Company’s shareholders approved the amendment to, and restatement of, the Company’s 2004 Equity Incentive Plan (the “Plan”).  The amendments increase the number of shares available for issuance under the Plan, permit the grant of cash and other awards that comply with Section 162(m) of the Internal Revenue Code, extend the term of the Plan, rename the Plan the “Z Trim Holdings, Inc. Incentive Compensation Plan” and make certain other changes, as described in the Company’s Proxy Statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on October 16, 2012.

The full text of the Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.
Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting held on December 3, 2012, the total number of shares represented in person or by proxy was 13,012,829 of the 20,370,740 shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

The following matters were voted upon at the Annual Meeting:

1.     Election of Directors:  The following named persons were elected as Directors of the Company to serve until the next Annual Meeting of Shareholders in 2013 or until their successors are elected and qualified.
The votes cast were as follows:
Director Nominee	Number of Votes (cumulative)		Broker Non Votes
	Votes For	Withheld
Steven J. Cohen	10,216,472	3,594	2,792,763
Morris Garfinkle	10,215,179	4,887	2,792,763
Brian S. Israel	9,831,741	388,325	2,792,763
Mark Hershhorn	9,831,741	388,325	2,792,763
Edward Smith III	9,831,425	388,641	2,792,763

2. Approval of Amended and Restated Equity Incentive Plan.    The shareholders approved the amended and restated Z Trim Holdings, Inc. Incentive Compensation Plan.  The shareholder vote as to this matter was as follows:

10,023,243 votes for	152,385 votes against	44,438 abstentions Broker Non Votes: 2,792,763

3. Ratification of Independent Registered Accounting Firm:  The shareholders ratified the appointment of M&K CPAs, LLC, as the Company’s independent registered accounting firm for the fiscal year 2013.  The shareholder vote as to this matter was as follows:

12,997,835 votes for	7,183 votes against	7,811 abstentions Brfoker Non Votes: 0

Item 9.01                      Financial Statements and Exhibits.

(d)  Exhibits.

10.1	Z Trim Holdings, Inc. Incentive Compensation Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Z TRIM HOLDINGS, INC.

Date: December 5, 2012	By: /s/ Steven J. Cohen
Steven J. Cohen
President